Exhibit 10.1



                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This SIXTH AMENDMENT, dated as of October 31, 2006, (this "Amendment") is made in reference to that certain the Loan and Security Agreement, dated as of August 23, 2000, by and between IPARTY RETAIL STORES CORP. ("iParty Retail" or a "Borrower"), a Delaware corporation, and IPARTY CORP., a Delaware corporation ( "iParty Corp." or a "Borrower", and together with iParty Retail, the "Borrowers"), and WELLS FARGO RETAIL FINANCE II, LLC, a Delaware limited liability company (the "Lender"), as amended by that First Amendment to Loan and Security Agreement dated as of May 23, 2002 by and between the Borrowers and the Lender, as amended by that Second Amendment to Loan and Security Agreement dated as of January 2, 2004 by and between the Borrowers and the Lender, and as amended by that Third Amendment to Loan and Security Agreement dated as of April 27, 2005 by and between the Borrowers and the Lender, as amended by that Fourth Amendment to Loan and Security Agreement dated as of January 17, 2006, and as amended by that Consent and Fifth Amendment to Loan and Security Agreement dated as of August 7, 2006 (as amended from time to time, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         Borrowers have requested that the Lender extend the Term Loan Maturity Date and the Lender has agreed to the Borrowers' request on the terms contained therein.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

         1. Amendment. The Loan Agreement is hereby amended to delete the definition of "Term Loan Maturity Date" and substitute the following therefor:
"Term Loan Maturity Date" shall mean January 2, 2007, or if such day is not a Business Day, the next Business Day

         2. Acknowledgement of Liabilities by Borrower. The Borrowers confirm and agree that (a) all representations and warranties contained in the Loan Agreement and in the other Loan Documents are on the date hereof true and correct in all material respects, and (b) it is unconditionally liable for the punctual and full payment of all Liabilities, including, without limitation, all reasonable charges, fees, expenses and costs (including attorneys' fees and expenses) under the Loan Documents, and that the Borrowers have no defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Liabilities.

         3. Ratification of Financing. The Borrowers confirm that the Loan Agreement and the Loan Documents remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. This Amendment shall be deemed to be one of the Loan Documents and, together with the other Loan Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This Amendment shall be considered a Loan Document and, without in any way limiting the application of other provisions of the Loan Agreement, this Amendment shall governed by the provisions of Articles 14-2, 14-3, 14-4, 14-7, 14-8, 14-9, 14-10, 14-14 of the
Loan Agreement. No further amendment to the Loan Agreement shall be made except by a writing signed by all parties to the Loan Agreement.

         4. Representations, Warranties and Covenants. The Borrowers represent, warrant and covenant with and to the Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Agreements, begin continuing condition of the making or providing any loans or L/Cs by the Lender to Borrowers:

           (a) This Amendment has been duly authorized, executed and delivered by all necessary action of the Borrowers, and is in full force and effect, and the agreements and obligations of the Borrowers contained here constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms.

           (b) After giving effect to this Amendment, there is no Event of Default under the Loan Agreement or any of the Loan Documents.

         5. Conditions Precedent. This Amendment shall become effective (the "Effective Date of the Amendment Number Six") upon satisfaction of each of the following conditions precedent or waiver of such conditions by the Lender:

           (a) Receipt by Lender of this Amendment duly executed by the Borrower, the Guarantor and Lender.

           (b) All representations and warranties contained herein shall be true and correct in all material respects.

           (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         6. Miscellaneous. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.



                                            WELLS FARGO RETAIL FINANCE II, LLC

                                            (the "Lender")


                                            By: /s/ LYNN S. WHITMORE
                                                -------------------

                                                    Name:  Lynn S. Whitmore

                                                    Title: Senior Vice President

BORROWERS:

IPARTY RETAIL STORES CORP.



By: /s/ PATRICK FARRELL
    -------------------

         Name:  Patrick Farrell

         Title: President & CFO



IPARTY CORP.



By: /s/ PATRICK FARRELL
    -------------------

         Name:  Patrick Farrell

         Title: President & CFO